Exhibit 99.2

March 2022 Lument Finance Trust Q4 2021 Earnings Supplemental

Disclaimer 2 This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Lument Finance Trust, Inc. (NYSE: LFT) (“LFT,” the “ Company,” “we,” “our,” or “us”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “pr ojects,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative version of these words or other comparable words or other statements that do not relate strictly to historical or factual matters. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to d iff er materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10 - K for the year ended December 31, 2021 (the “2021 Form 10 - K”). Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID - 19 outbreak. It is not possible to predict or identify all such ri sks. Additional information concerning these and other risk factors are contained in our 2021 Form 10 - K which is available on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The forward - looking statements contained in this presentation speak only as of March 15, 2022. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances. This presentation includes non - GAAP financial measures, including Distributable Earnings. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our operating results and to assist investors in comparing our operating results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Please refer to this presentation’s Appendix for a reconciliation of the non - GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.

Company Overview 3 Key Investment Highlights Strong Sponsorship/Ownership • Access to extensive loan origination platform through affiliation with Lument, a premier national mortgage originator and asset manager • Experienced management team with average of 23 years of industry experience across multiple economic cycles • Affiliation with ORIX Corporation USA, the US subsidiary of ORIX Corporation, a publicly traded Tokyo - based international financial services firm • The Company is an externally - managed real estate investment trust focused on investing in, financing and managing a portfolio of commercial real estate debt investments • The Company is externally managed by Lument Investment Management, an affiliate of ORIX Corporation USA Attractive Investment Profile • Emphasis on middle market multifamily investments which are well positioned for the current environment • Strong credit and asset management capabilities with zero delinquencies or monetary defaults during the COVID era • Attractive financing source via non - recourse, non mark - to - market CRE CLO

Full Year 2021 Business Update 4 Portfolio • 100% of the loans in our CRE investment portfolio were current as of as of 12/31/21 Highlights • Increased size of the CRE investment portfolio by 83% from $547 million as of 12/31/20 to $1.0 billion as of 12/31/21 • Achieved a dividend coverage ratio of 108% for the full year on a distributable EPS basis • Continued to demonstrate strong asset performance with zero delinquencies, monetary defaults, or impairments in the investment portfolio • Maintained multifamily investment focus, increasing multifamily investment exposure from 90% as of 12/31/20 to 92% as of year - end 12/31/21 • Raised $58.1 million of preferred equity via successful offering of 2.4 million shares of 7.875% Series A Cumulative Redeemable Preferred Stock at $25.00 per share • Successfully closed a $1.0 billion commercial real estate collateralized loan obligation (“LMNT 2021 - FL1”) and redeemed all outstanding bonds of two prior CRE CLOs in conjunction with the transaction • Subsequent to year - end 2021, the Company raised approximately $81.1 million of net proceeds and issued 27.3 million new shares of common stock via a transferable rights offering. After the impact of this transaction, the Company’s total shares outstanding was 52.2 million, total book equity was $250.5 million, total common book value was $190.4 million and book value per share of common stock was $3.65 • Gained incremental sell - side equity research coverage during the year Lending Environment • The bridge loan market in 2021 featured robust activity that supported elevated multifamily acquisition transaction volume during the period. As of year - end, our Manager and its affiliates continued to control a healthy pipeline of deal flow going into 2022

Q4 2021 Updates 5 Note: (1) We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) a nd cash flows from operating activities determined in accordance with GAAP. Distributable Earnings mirrors how we calculated Core Earnings in the past . Please see Appendix for reconciliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock. (3) Based on carrying value. (4) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 45 months. Financial Results • Q4 2021 GAAP net income attributable to common stockholders of $2.5 million, or $0.10 per share of common stock. FY 2021 net income attributable to common stockholders of $7.4 million, or $0.30 per share of common stock • Q4 2021 Distributable Earnings (1) of $2.6 million, or $0.11 per share of common stock. FY 2021 Distributable Earnings of $9.7 million or $0.39 per share of common stock • Q4 2021 Book Value Per Share of Common Stock of $4.38 (2) Highlights • During Q4 2021, the Company acquired $336.2 million of new loans at a weighted average interest rate of L + 3.21% and a weighted average LIBOR floor of 0.12%. 100% (3) of the new acquisitions were loans backed by multifamily assets. The Company experienced $137.1 million of loan payoffs during the quarter • For the full year 2021, the Company acquired and/or funded $983.7 million of new loans and participations at a weighted average spread of LIBOR + 3.46% and a weighted average LIBOR floor of 0.46% Investment Portfolio Overview • As of December 31, 2021, 99.9% (3) of LFT’s investment portfolio consisted of floating - rate CRE loans. 91.9% (3) of the portfolio was multifamily. The $1.0 billion CRE loan portfolio had a weighted average remaining term of 24 months (4) , a weighted average interest rate of L + 3.41% and a weighted average LIBOR floor of 0.49% Capitalization • The floating - rate CRE loan portfolio is financed with $833.8 million of investment grade notes issued through LMNT 2021 - FL1, a CRE CLO

Q4 2021 Balance Sheet Summary 6 Balance Sheet (thousands) December 31, 2021 (1) Commercial mortgage loans held - for - investment $1,001,825 Cash and cash equivalents 14,749 Restricted cash (2) 3,530 Accrued interest receivable 3,978 Investment Related Receivable 22,400 Other assets (3) 2,441 Total assets $1,048,923 Collateralized loan obligations (4) $826,783 Credit facility (4) 46,846 Other liabilities 5,920 Total liabilities $879,548 Total equity $169,375 Total liabilities / total equity 5.19x Book V alue Per Share of Common Stock (5) $ 4.38 Note: (1) See Appendix for detailed consolidated balance sheet, including the Company’s consolidated variable interest entities (“V IE’ s”). (2) Restricted cash held by LMNT 2021 - FL1, the Company’s CRE CLO, and available for investment in eligible mortgage assets. (3) Includes mortgage servicing rights, carried at fair value of $552k (4) Outstanding notional amount of bonds issued by LMNT 2021 - FL1 is $833.8 million, and the unpaid principal balance of the credit facility is $47.8 million. For GAAP purposes, these liabilities are carried at their outstanding unpaid principal balance, net of any unamortized discounts and debt issuance costs. (5) See Appendix for definition of Book Value Per Share of Common Stock.

Q4 and Full Year 2021 Income Statement Summary 7 Summary Income Statement (thousands) Three Months Ended December 31, 2021 Twelve Months Ended December 31, 2021 Net interest income $6,174 $20,679 Total other income (loss) 6 (1,633) Operating expenses (2,407) (8,441) Benefit (provision) from income taxes (109) (78) Preferred dividends (1,185) (3,113) Net income attributable to common stockholders $2,479 $7,414 Weighted average shares outstanding during the period, basic and diluted 24,947,883 24,945,824 Net income attributable to common stockholders per share $ 0.10 $0.30 GAAP Net Income to Distributable Earnings Reconciliation (thousands) Three Months Ended December 31, 2021 Twelve Months Ended December 31, 2021 Net Income attributable to common stockholders $2,479 $7,414 Adjustments: Unrealized losses on mortgage servicing rights 56 357 Loss on extinguishment of debt 0 1,664 Purchase premium payoffs 0 151 Recognized compensation expense related to restricted stock 5 16 Adjustment for income taxes 109 78 Distributable Earnings (1) $2,649 $9,680 Weighted average shares outstanding during the period, basic and diluted 24,947,883 24,945,824 Distributable E arnings per share of common stock $ 0.11 $0.39 Dividend per share of common stock $ 0.09 $0.36 Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP.

Earnings and Book Value Per Share of Common Stock 8 $0.11 $0.04 $0.05 $0.10 $0.11 $0.11 $0.06 $0.11 Q1 2021 Q2 2021 Q3 2021 Q4 2021 GAAP Earnings/Share Distributable Earnings/Share $4.58 $4.41 $4.37 $4.38 $4.00 $4.10 $4.20 $4.30 $4.40 $4.50 $4.60 $4.70 Q1 2021 Q2 2021 Q3 2021 Q4 2021 GAAP Earnings & Distributable Earnings (1) Per Share of Common Stock Book Value Per Share of Common Stock (2) Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock.

Q4 2021 Balance Sheet Summary 9 Multifamily , $336.2 , 100.0% Net Funding Activity (1,2) Q4 2021 Loan Acquisitions and Fundings (1,2) $336.2 Note: (1) $ In millions. (2) Based on carrying value. $803.1 $336.2 $(137.5) $1,001.8 Q3 2021 Portfolio Fundings / Acquisitions Payoffs / Sales Q4 2021 Portfolio • The CRE loan portfolio increased by $198.8 million in Q4 2021 • We acquired $336.2 million of loans at par from an affiliate of the Manager and we experienced $137.5 million of loan payoffs

Investment Portfolio 10 Geographic Concentration (2) Multi - Family , $921.2 , 92% Retail , $17.2 , 2% Office , $11.7 , 1% Self Storage , $51.7 , 5% Property Type (2) $1001.8 Note: (1) Based on carrying value. (2) $ In millions, based on carrying value. • At December 31, 2021, the Company owned a portfolio of floating - rate CRE loans with a carrying value of $1.0 billion . 92% (1) of the portfolio was invested in loans backed by multifamily assets • The Company anticipates that the majority of loan activity will continue to be related to multifamily assets. The Company does not own any hospitality assets and has limited exposure to retail, office, and self - storage assets (less than 10% of portfolio) • During the “COVID era,” the Company has not granted a single forbearance nor has it experienced a single monetary loan default TX , $242.2 , 24% FL , $158.5 , 16% GA , $125.6 , 13% TN , $92.1 , 9% CA , $72.9 , 7% Other States , $310.6 , 31% $1,001.8

Q4 2021 Capital Structure Overview 11 79.3% 10.4% 5.7% 4.5% CLO Financing Common Equity Preferred Equity Term Loan $1,050.8 million (5) Capital Structure Composition Capital Structure Detail Note: (1) CLO financing shown at par value. GAAP carrying value of $826.8 million includes $7.0 million of unamortized debt issuance costs for LMNT 2021 - FL1. (2) Term loan shown at par value. GAAP carrying value of $46.8 million includes $ 0.9 million of unamortized debt issuance costs. (3) Preferred equity shown at $60 million liquidation preference. (4) Noncontrolling interest was $99,500 as of 12/31/2021 and is excluded from common equity above. (5) LFT total capitalization is a non - GAAP measure which excludes certain Balance Sheet items; Please see Appendix for reconciliatio n to GAAP. Match Term Non - Recourse Financing • The Company does not currently utilize repurchase or warehouse facility financing and therefore is not subject to margin calls on any of its assets from repo or warehouse lenders • Primary sources of financing include a match - term non - MTM CRE CLO (LMNT 2021 - FL1), preferred stock and a corporate term loan ($ in millions) Collateralized Loan Obligations Rate Advance Rate Amount LMNT 2021-FL1 (1) L + 1.43% 83.4% $833.8 Credit Facilities Term Loan (2) 7.25% $47.8 Total Debt $881.5 Equity Preferred Equity (3) 7.875% $60.0 Book Value of Common Equity (4) $109.3 Total Capitalization (5) $1,050.8 • Subsequent to year - end 2021, the Company raised approximately $81.1 million of net proceeds and issued 27.3 million new shares of common stock via a transferable rights offering. After the impact of this transaction, the Company’s total shares outstanding was 52.2 million, total book equity was $250.5 million, total common book value was $190.4 million and book value per share of common stock was $3.65

($644) ($903) ($1,113) ($1,198) +25 bps +50 bps +75 bps +100 bps $ in Thousands Change in LIBOR Interest Rate Sensitivity as of December 31, 2021 12 Floating Rate Assets (1) $1,002 Floating Rate Liabilities (2) - $834 Net Exposure $168 Floating - Rate Exposure Annual Net Interest Income Sensitivity to Shifts in One - Month LIBOR (3,4,5) $ in Millions Note: (1) Comprised of the Company’s portfolio of floating - rate CRE loans. (2) Comprised of outstanding securitization notes in the CRE CLO. (3) Assumes starting one - month LIBOR rate of 0.10125%. (4) Negative LIBOR will not have further impacts on P&L . (5) Our net interest income currently benefits from in - the - money LIBOR floors in our loan portfolio; this benefit is expected to decrease as LIBOR increases.

Appendix

# 12/31/2021 CRE Loan Portfolio Details

| # | Loan Name | Closing Date | Maturity Date | Property Type | City | State | Current Balance | Note Spread | Initial Term (months) | As-Is LTV at Origination[1] |
|---|---|---|---|---|---|---|---|---|---|---|
| 1 | Loan 1 | 11/22/2019 | 8/6/2022 | Multi-Family | Virginia Beach | VA | 36,781,588 | 2.75% | 32 | 77.10% |
| 2 | Loan 2 | 6/28/2021 | 7/6/2024 | Multi-Family | Barrington | NJ | 34,690,000 | 3.05% | 36 | 78.13% |
| 3 | Loan 3 | 11/2/2021 | 11/6/2023 | Multi-Family | Warner Robbins | GA | 33,500,000 | 3.00% | 24 | 51.40% |
| 4 | Loan 4 | 6/8/2021 | 7/5/2024 | Multi-Family | Chattanooga | TN | 33,360,000 | 3.65% | 37 | 79.76% |
| 5 | Loan 5 | 6/8/2021 | 7/5/2024 | Multi-Family | Miami | FL | 30,576,666 | 3.20% | 37 | 74.26% |
| 6 | Loan 6 | 6/30/2021 | 7/5/2024 | Multi-Family | Porter | TX | 28,650,000 | 3.25% | 36 | 71.63% |
| 7 | Loan 7 | 2/25/2021 | 3/6/2022 | Multi-Family | Sacramento | CA | 28,000,000 | 3.50% | 12 | 63.60% |
| 8 | Loan 8 | 5/20/2021 | 6/6/2024 | Multi-Family | Marietta | GA | 27,803,800 | 3.10% | 37 | 77.02% |
| 9 | Loan 9 | 4/22/2021 | 5/6/2022 | Multi-Family | Los Angeles | CA | 27,750,000 | 3.25% | 12 | 55.00% |
| 10 | Loan 10 | 12/10/2019 | 7/6/2022 | Multi-Family | San Antonio | TX | 27,411,724 | 3.15% | 31 | 71.90% |
| 11 | Loan 11 | 6/7/2021 | 7/5/2024 | Multi-Family | San Antonio | TX | 26,400,000 | 3.40% | 37 | 80.00% |
| 12 | Loan 12 | 12/16/2021 | 1/3/2025 | Multi-Family | Daytona | FL | 25,000,000 | 3.05% | 37 | 71.70% |
| 13 | Loan 13 | 8/26/2021 | 8/5/2024 | Multi-Family | Clarkston | GA | 24,832,000 | 3.50% | 35 | 79.00% |
| 14 | Loan 14 | 11/15/2021 | 12/6/2024 | Multi-Family | El Paso | TX | 24,330,000 | 3.10% | 37 | 75.96% |
| 15 | Loan 15 | 10/18/2021 | 11/6/2023 | Multi-Family | Cherry Hill | NJ | 23,348,000 | 3.00% | 24 | 72.40% |
| 16 | Loan 16 | 8/26/2021 | 9/5/2024 | Multi-Family | Union City | GA | 21,957,240 | 3.35% | 36 | 70.40% |
| 17 | Loan 17 | 11/16/2021 | 12/5/2024 | Multi-Family | Dallas | TX | 20,960,000 | 3.20% | 37 | 73.54% |
| 18 | Loan 18 | 8/31/2021 | 9/6/2024 | Multi-Family | Houston | TX | 20,700,000 | 3.30% | 36 | 74.20% |
| 19 | Loan 19 | 10/29/2021 | 11/5/2024 | Multi-Family | Knoxville | TN | 20,500,000 | 3.75% | 36 | 69.97% |
| 20 | Loan 20 | 6/30/2021 | 7/5/2024 | Multi-Family | Jacksonville | FL | 20,188,700 | 3.50% | 36 | 77.10% |
| 21 | Loan 21 | 10/13/2017 | 11/20/2023 | Self Storage | Seattle | WA | 19,648,818 | 3.60% | 74 | 46.50% |
| 22 | Loan 22 | 11/5/2021 | 11/5/2024 | Multi-Family | Orlando | FL | 19,200,000 | 3.00% | 36 | 78.05% |
| 23 | Loan 23 | 10/12/2021 | 11/5/2023 | Multi-Family | Atlanta | GA | 17,500,000 | 3.15% | 25 | 42.90% |
| 24 | Loan 24 | 12/28/2018 | 1/6/2022 | Retail | Austin | TX | 17,172,623 | 4.10% | 36 | 60.50% |
| 25 | Loan 25 | 7/8/2021 | 8/5/2023 | Multi-Family | Knoxville | TN | 17,000,000 | 3.95% | 25 | 69.67% |
| 26 | Loan 26 | 9/30/2021 | 10/5/2024 | Multi-Family | Hanahan | SC | 16,663,000 | 3.15% | 36 | 76.44% |
| 27 | Loan 27 | 4/12/2021 | 5/5/2024 | Multi-Family | Cedar Park | TX | 15,000,000 | 3.75% | 37 | 66.70% |
| 28 | Loan 28 | 10/11/2019 | 10/11/2022 | Self Storage | Pompano Beach | FL | 14,500,000 | 3.75% | 36 | 75.00% |
| 29 | Loan 29 | 2/28/2018 | 2/28/2022 | Multi-Family | Portland | OR | 14,230,100 | 7.50% | 48 | 75.90% |
| 30 | Loan 30 | 11/3/2021 | 11/6/2023 | Multi-Family | Louisville | KY | 13,720,000 | 3.35% | 24 | 75.38% |
| 31 | Loan 31 | 10/14/2021 | 11/5/2022 | Multi-Family | Bridgeton | NJ | 13,440,000 | 3.25% | 12 | 70.00% |
| 32 | Loan 32 | 5/28/2021 | 6/6/2023 | Multi-Family | Houston | TX | 13,332,734 | 3.35% | 24 | 73.76% |
| 33 | Loan 33 | 5/12/2021 | 6/5/2024 | Multi-Family | Fort Worth | TX | 13,026,000 | 3.35% | 37 | 74.86% |

Continued on the following page

LUMENT

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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# 12/31/2021 CRE Loan Portfolio Details

| # | Loan Name | Closing Date | Maturity Date | Property Type | City | State | Current Balance | Note Spread | Initial Term (months) | As-Is LTV at Origination[1] |
|---|---|---|---|---|---|---|---|---|---|---|
| 34 | Loan 34 | 8/16/2021 | 9/6/2024 | Multi-Family | Columbus | OH | 12,750,000 | 3.65% | 37 | 75.00% |
| 35 | Loan 35 | 3/12/2021 | 4/5/2024 | Multi-Family | Mesa | AZ | 12,375,000 | 3.55% | 37 | 75.00% |
| 36 | Loan 36 | 7/23/2018 | 8/6/2022 | Office | Chicago | IL | 11,748,199 | 3.75% | 49 | 72.74% |
| 37 | Loan 37 | 10/1/2021 | 10/4/2024 | Multi-Family | East Nashville | TN | 12,100,000 | 3.35% | 36 | 79.08% |
| 38 | Loan 38 | 10/28/2021 | 11/6/2024 | Multi-Family | Tampa | FL | 11,202,535 | 2.95% | 36 | 75.70% |
| 39 | Loan 39 | 9/30/2021 | 10/6/2023 | Multi-Family | Clearfield | UT | 10,795,000 | 3.15% | 24 | 67.98% |
| 40 | Loan 40 | 2/8/2019 | 2/7/2024 | Self Storage | Federal Way | WA | 10,676,822 | 4.75% | 60 | 65.80% |
| 41 | Loan 41 | 4/23/2021 | 5/6/2024 | Multi-Family | Tualatin | OR | 10,497,000 | 3.20% | 36 | 73.90% |
| 42 | Loan 42 | 3/26/2021 | 4/6/2022 | Multi-Family | Alhambra | CA | 9,623,000 | 3.25% | 12 | 49.01% |
| 43 | Loan 43 | 10/21/2021 | 11/5/2024 | Multi-Family | Madison | TN | 9,100,000 | 3.20% | 37 | 68.42% |
| 44 | Loan 44 | 11/13/2019 | 6/6/2022 | Multi-Family | Holly Hill | FL | 8,620,367 | 2.90% | 31 | 77.80% |
| 45 | Loan 45 | 5/12/2021 | 6/5/2024 | Multi-Family | Lakeland | FL | 8,220,000 | 3.35% | 37 | 76.80% |
| 46 | Loan 46 | 1/13/2020 | 2/6/2022 | Multi-Family | Fort Lauderdale | FL | 8,037,399 | 3.15% | 25 | 78.40% |
| 47 | Loan 47 | 4/7/2021 | 5/6/2024 | Multi-Family | Phoenix | AZ | 7,963,794 | 3.60% | 37 | 69.46% |
| 48 | Loan 48 | 10/29/2021 | 11/5/2024 | Multi-Family | Riverside | MO | 7,934,000 | 3.40% | 36 | 76.60% |
| 49 | Loan 49 | 3/12/2018 | 4/6/2022 | Multi-Family | Waco | TX | 7,912,000 | 4.75% | 49 | 72.90% |
| 50 | Loan 50 | 11/16/2021 | 12/6/2023 | Multi-Family | Cape Coral | FL | 7,680,000 | 3.25% | 25 | 79.18% |
| 51 | Loan 51 | 10/27/2021 | 11/5/2024 | Multi-Family | Ambler | PA | 7,624,400 | 3.30% | 36 | 79.92% |
| 52 | Loan 52 | 3/19/2021 | 4/6/2024 | Multi-Family | Glendora | CA | 7,513,000 | 3.60% | 37 | 72.20% |
| 53 | Loan 53 | 9/28/2021 | 10/4/2024 | Multi-Family | Chicago | IL | 7,286,000 | 3.65% | 36 | 75.90% |
| 54 | Loan 54 | 2/3/2020 | 2/3/2024 | Self Storage | Fort Worth | TX | 6,959,953 | 3.75% | 48 | 63.80% |
| 55 | Loan 55 | 3/31/2021 | 4/5/2024 | Multi-Family | Tucson | AZ | 6,893,000 | 3.55% | 36 | 72.75% |
| 56 | Loan 56 | 7/1/2021 | 7/5/2024 | Multi-Family | Harker Heights | TX | 6,290,000 | 3.60% | 36 | 72.30% |
| 57 | Loan 57 | 8/28/2019 | 8/6/2022 | Multi-Family | Austin | TX | 6,054,427 | 3.25% | 35 | 69.90% |
| 58 | Loan 58 | 5/21/2021 | 6/6/2024 | Multi-Family | Youngtown | AZ | 5,994,000 | 3.65% | 37 | 71.40% |
| 59 | Loan 59 | 10/26/2021 | 11/6/2023 | Multi-Family | Indianapolis | IN | 5,812,000 | 3.85% | 24 | 77.08% |
| 60 | Loan 60 | 6/10/2019 | 7/6/2022 | Multi-Family | San Antonio | TX | 5,295,605 | 2.90% | 37 | 62.92% |
| 61 | Loan 61 | 4/30/2021 | 5/5/2024 | Multi-Family | Daytona Beach | FL | 5,285,500 | 3.65% | 36 | 77.40% |
| 62 | Loan 62 | 7/14/2021 | 8/6/2024 | Multi-Family | Birmingham | AL | 5,248,000 | 3.70% | 37 | 71.69% |
| 63 | Loan 63 | 11/19/2021 | 12/5/2024 | Multi-Family | Huntsville | AL | 5,040,000 | 3.75% | 37 | 78.75% |
| 64 | Loan 64 | 12/29/2020 | 1/6/2022 | Multi-Family | Fayetteville | NC | 4,920,000 | 3.95% | 12 | 70.30% |
| 65 | Loan 65 | 11/30/2018 | 11/30/2022 | Multi-Family | Anderson | SC | 4,446,000 | 3.25% | 48 | 53.70% |
| 66 | Loan 66 | 12/28/2021 | 1/3/2025 | Multi-Family | Houston | TX | 2,800,000 | 3.15% | 36 | 71.20% |
| | Total / Average | | | | | | 1,001,869,994 | 3.41% | 34 | 71.15% |

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

LUMENT

15

Consolidated Balance Sheets 16

Consolidated Statement of Income 17

Reconciliation of GAAP to Distributable Earnings 18 For the Three Months Ended GAAP to Distributable Earnings Reconciliation December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 Reconciliation of GAAP to non - GAAP Information Net income attributable to common stockholders $2,478,911 $1,176,301 $954,575 $2,804,935 Adjustments for non - Distributable earnings Unrealized loss on mortgage servicing rights 56,106 59,776 220,435 20,455 Purchase premium payoffs - 150,990 - - Loss on extinguishment of debt - - 1,663,926 - Subtotal 56,106 210,766 1,884,361 20,455 Other Adjustments Recognized compensation expense related to restricted common stock 4,741 4,741 3,241 2,885 Adjustment for income taxes 109,336 7,857 (54,012) 14,713 Subtotal 114,077 12,598 (50,771) 17,598 Distributable Earnings $2,649,094 $1,399,665 $2,788,165 $2,842,988 Weighted average shares outstanding, b asic and diluted 24,947,883 24,947,883 24,944,075 24,943,383 Distributable Earnings per share of common stock , b asic and diluted $0.11 $0.06 $0.11 $0.11

Detailed Walk of Capitalization as of 12/31/2021 19 (in 000's) 12/31/2021 Total GAAP liabilities and stockholders' equity $1,048,824 Adjustments for Capitalization ( - ) Accrued interest payable (704) ( - ) Dividends payable (3,243) ( - ) Fees and expenses payable to Manager (1,825) ( - ) Other accounts payable and accrued expenses (148) ( + ) Other capitalized financing & issuance costs 7,872 LFT Capitalization $1,050,776

Book Value Per Share of Common Stock as of 12/31/2021 20 (in 000's) Book Value per Share of Common Stock Total stockholders’ equity $169,276 ( - ) Preferred equity (60,000) (1) Common equity 109,276 Shares outstanding 24,947,883 Book Value Per Share of Common Stock $4.38 Note: (1) Reflects 2.4 million shares of the Company’s 7.875 % Series A Cumulative Redeemable Preferred Stock outstanding at a $25 liquidation preference per share.

Key Definitions 21 “ Book Value Per Share of Common Stock ” is calculated as: a) total stockholders’ equity computed in accordance with GAAP less the value of the issued and outstanding preferred stock at its stated liquidation preference of $25.00 per share, divided by b) the weight ed average number of shares of common stock issued and outstanding during the period, basic and diluted. “ Distributable Earnings ” is a non - GAAP measure, which we define as GAAP net income (loss) attributable to holders' of common stock, or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not ot her wise included in GAAP net income (loss) and excluding ( i ) non - cash equity compensation, (ii) incentive compensation payable to the Manager, (iii) depreciation and amortization, (iv) any unrealized gains or losses or other similar non - cash items that are included in net inco me for that applicable repotting period, regardless of whether such items are included in other comprehensive income (loss) or net income (l oss), and (v) one - time events pursuant to changes in GAAP and certain material non - cash income or expense items after discussions with the Com pany's board of directors and approved by a majority of the Company's independent directors. We also add back one - time charges such as acquisition costs and one - time gains/losses on the early extinguishment of debt and redemption of preferred stock. Distributable Earnings mirrors how we calculate Core Earnings pursuant to the terms of our management agreement between our Manager and us, or our Management Agreement, for purposes of calculating the incentive fee payable to our Manager. While Distributable Earnings excludes the impact of any unrealized provisions for credit losses, any loan losses are charged off and realized through Distributable Ear nin gs when deemed non - recoverable. Non - recoverability is determined ( i ) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosures, when the underlying asset is sold), or (ii) with respect to any amount due under any loan, when suc h a mount is determined to be non - collectible . We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and c ash flows from operating activities determined in accordance with GAAP. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. As a REIT, we generally must distribute annually at least 90% of our taxable income, subject to certain adjustments, and therefore we believe our dividends are one of the principal reasons stockholders may invest in our common stock. Refer to Note 16 to our consolidated financial statements for further discussion of our distribution requirements as a REIT. Furthermore , Distributable Earnings help us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations, and is a performance metric we consider when declaring our dividends . Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be con sid ered as an alternative to GAAP net income (loss), or an indication of GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs . In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies.

March 2022